Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Accrued Liabilities and Other Liabilities [Abstract]
Employee compensation and benefits		$ 528	$ 627
Clinical development expenses		186	665
Professional fees		165	190
Research and development costs		118	130
Other		5	183
Total accrued expenses and other current liabilities	$ 1,097	$ 1,002	$ 1,795